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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                          DELL COMPUTER CORPORATION
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                (Name of Registrant as Specified in its Charter)

                                Not Applicable
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:
                                     N/A
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     (2) Aggregate number of securities to which transaction applies:
                                     N/A
- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                     N/A
- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
                                     N/A
- --------------------------------------------------------------------------------
     (5) Total fee paid:
                                     N/A
- --------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                                     N/A
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     (2) Form, Schedule or Registration Statement No.:
                                     N/A
- --------------------------------------------------------------------------------
     (3) Filing Party:
                                     N/A
- --------------------------------------------------------------------------------
     (4) Date Filed:
                                     N/A
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                           DELL COMPUTER CORPORATION
                         2214 West Braker Lane, Suite D
                            Austin, Texas 78758-4053

                         SUPPLEMENT TO PROXY STATEMENT

        The following information supplements the Company's Proxy Statement relating to the annual meeting of stockholders to be held on July 12, 1996. Such Proxy Statement and accompanying materials were first mailed to stockholders of the Company on or about May 28, 1996.

        The information contained in the Proxy Statement relating to the number of shares of Common Stock outstanding inadvertently included 3,278,580 shares that have been purchased by the Company pursuant to its previously announced stock repurchase program. Such shares are held by the Company as treasury shares and are not entitled to be voted at the Annual Meeting. Consequently, the Proxy Statement is hereby amended as follows:

        At the close of business on the record date (May 17, 1996), there were 90,492,004 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting.

        The percentages shown in the column entitled "Percentage of Class" in the table under "Security Ownership of Certain Beneficial Owners and Management" should be as follows:

       Michael S. Dell......................................16.1%
       Twentieth Century Companies, Inc..................... 7.5%
       A I M Management Group Inc........................... 5.7%
       The Prudential Insurance Company of America.......... 5.2%
       Directors and executive officers as a group
         (21 persons).......................................17.6%

Such percentages are based on the number of shares outstanding (90,424,303) at the close of business on April 26, 1996 (the last trading day of the first quarter of fiscal 1997).

THIS SUPPLEMENT IS FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT JUNE 3, 1996.